UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 5, 2010 (December 29, 2009)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Revised Amendment No. 1 to First Amended and Restated Limited Partnership Agreement

On December 29, 2009, BreitBurn GP, LLC (the “General Partner”), the general partner of BreitBurn Energy Partners L.P. (the "Partnership")  entered into a Revised Amendment No. 1 (the “Revised Amendment”) to the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”). The General Partner originally adopted an Amendment No. 1 to the Partnership Agreement dated as of June 17, 2008 (the “Original Amendment”) which granted new voting rights to limited partners with respect to the nomination and election of directors of the General Partner.  The Original Amendment has been the subject of ongoing litigation against the Partnership initiated by Quicksilver Resources Inc. (“Quicksilver”).  In November, 2009, the 48th District Court in Tarrant County, Texas (the “Court”) issued an order finding that the Original Amendment was not properly adopted by the General Partner and indicated that the Original Amendment was therefore invalid.  In light of the Court’s ruling, the board of directors of the General Partner has adopted the Revised Amendment in place of the Original Amendment.  The Revised Amendment readopts certain provisions of the Original Amendment not relating to voting rights to elect directors, but does not give limited partners the right to nominate or vote for directors.   All other unitholder voting rights are unchanged in the Partnership Agreement.

The board of directors of the General Partner is committed to implementing a new voting process that will be consistent with the original goal of giving each limited partner a meaningful right to vote in the election of directors consistent with applicable legal authority and the best interests of the Partnership.  However, Quicksilver is currently seeking a temporary injunction to prevent the Partnership from giving effect to the Revised Amendment, force the Partnership to hold an annual meeting to elect directors and enforce the Original Amendment except to the extent that it limits Quicksilver or any other limited partner’s voting rights to 20 % of such limited partner’s outstanding common units.   A hearing on Quicksilver’s application for a temporary injunction is scheduled for January 7, 2010.  The Partnership is opposing these requests in order to avoid being required to hold an election of directors which does not adequately protect the interests of all limited partners.

The description of the Revised Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amended and Restated Limited Liability Company Agreement of the General Partner

On December 29, 2009, the Partnership entered into the Third Amended and Restated Limited Liability Company Agreement of the General Partner, which amended and restated that agreement to be consistent with the Revised Amendment, described above.  The Third Amended and Restated Limited Liability Company Agreement of the General Partner provides for, among other items, the election of directors by the majority of the directors serving on the board of directors of the General Partner and a requirement that a majority of directors remain independent.

The description of the Third Amended and Restated Limited Liability Company Agreement of the General Partner does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Revised Amendment No. 1 to First Amended and Restated Limited Partnership Agreement

The General Partner entered into Revised Amendment No.1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership effective June 17, 2008. The description of Revised Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Partnership is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of Revised Amendment No.1 to the First Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amended and Restated Limited Liability Company Agreement of the General Partner

The Partnership, as sole member of the General Partner, entered into the Third Amended and Restated Limited Liability Company Agreement of the General Partner effective December 29, 2009. The description of the Third Amended and Restated Limited Liability Company Agreement is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of the Third Amended and Restated Limited Liability Company Agreement of the General Partner is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Revised Amendment No. 1 to the First Amended and Restated Limited Partnership Agreement.
3.2	Third Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: January 5, 2010	By:	/s/ Gregory C. Brown
Gregory C. Brown
General Counsel

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

3.1	Revised Amendment No. 1 to the First Amended and Restated Limited Partnership Agreement.
3.2	Third Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC.